UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Cooper Tire & Rubber Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COOPER TIRE & RUBBER COMPANY
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2009

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice and Proxy Statement, Form 10-K, Annual Report to Stockholders and Proxy Card are available at www.proxyvote.com.
For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Secretary at 701 Lima Avenue, Findlay, Ohio 45840 or (419) 429-6710.

PROXY MATERIALS - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2009 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	05/05/09
Meeting Time:	10:00 A.M.,EDT
For holders as of:	03/09/09

Meeting Location:

The Westin Detroit Metropolitan Airport
Lindbergh Ballroom, McNamara Terminal
2501 Worldgateway Place
Detroit, MI 48242

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 4, 2009 (or until 5:00 P.M. Eastern Time May 1, 2009 for Plan participants). Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 AND 2.

1.	To elect as Directors of Cooper Tire & Rubber Company for a term expiring in 2012, the nominees listed below.

Nominees:

01) John J. Holland
02) John F. Meier
03) John H. Shuey

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2009.

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.